UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

Electronic Cigarettes International Group, Ltd.

(Exact name of registrant as specified in its charter)

Nevada	000-52745	98-0534859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1707 Cole Boulevard, Suite 350, Golden, Colorado

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (720) 575-4222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Financial Officer

On May 16, 2016, Phil Anderson notified Electronic Cigarettes International Group, Ltd. (the “Company”) that he would resign from his position as Chief Financial Officer of the Company, effective May 23, 2016. Mr. Anderson’s resignation was not as a result of any disagreement with the Company and he will remain with the Company through a transition period to assist with various matters.

On May 16, 2016, the Board of Directors of the Company (the “Board”) appointed William Seamans as the Chief Financial Officer of the Company, effective May 23, 2016. Mr. Seamans will perform the services and duties that are normally and customarily associated with the Chief Financial Officer position as well as other associated duties as the Board reasonably determines.

William Seamans, 59, brings more than 20 years experience with public and private companies in the software, manufacturing and technology industries. From January 2012 until joining the Company, Mr. Seamans was Chief Financial Officer at AppExtremes (dba Conga), a software-as-a-services company offering document generation toolsets. Prior to his position with AppExtremes, Mr. Seaman was Vice President of Finance at Victors & Spoils. Before Victors & Spoils, Mr. Seaman held Chief Financial Officer positions at several growth companies, leading capital raising, M&A, and business development initiatives. Mr. Seamans earned a Masters in Business Administration from the University of Colorado and a Bachelors of Science in Business from California State University at Sacramento.

Family Relationships

There are no family relationships between any of the Company’s directors or officers and Mr. Seamans.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and item 404(a) of Regulation S-K.

Item 8.01          Other Events

Press Release Announcing Appointment of Chief Financial Officer and Chief Marketing Officer

On May 16, 2016, the Company issued a press release (the “Appointment Press Release”) announcing the appointment of Mr. Seamans as the Company’s new Chief Financial Officer. A copy of the Appointment Press Release is attached hereto as exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Press Release Announcing Financial Statements

On May 16, 2016, the Company issued a press release announcing its financial and operational results for the fiscal quarter ended March 31, 2016 (the “Financials Press Release”). A copy of the Financials Press Release is attached to this Report as Exhibit 99.2, and is incorporated herein by reference.

Neither the filing of the Financials Press Release as an exhibit to this Current Report on Form 8-K, nor the inclusion in the Financials Press Release of a reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at the Company’s internet address into this Current Report on Form 8-K. The information available at the Company’s internet address is not part of this Current Report on Form 8-K or any other report filed by the Company with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Appointment Press Release dated May 16, 2016
99.2	Financials Press Release dated May 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2016		ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD

	By:	/s/ William Seamans
Name: William Seamans
Title: Chief Financial Officer